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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                           _________________________



                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                       DATE OF REPORT: DECEMBER 23, 1998



                         TURBOCHEF TECHNOLOGIES, INC.
            (Exact name of Registrant as specified in its Charter)



               DELAWARE               COMMISSION FILE          48-1100390
  (State or other jurisdiction of          NUMBER             (IRS employer
   incorporation or organization)          0-23478        identification number)
   10500 METRIC DRIVE, SUITE 128                                  75243
           DALLAS, TEXAS                                        (Zip Code)
(Address of principal executive offices)





                        Registrant's telephone number:
                                (214) 341-9471


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ITEM 4.  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND
FINANCIAL DISCLOSURE.

Effective December 21, 1998, the Company appointed the accounting firm of Arthur Andersen LLP as the Company's independent public accountants for fiscal 1998 to replace KPMG Peat Marwick LLP which resigned on that same date. The Company's Board of Directors approved the selection of Arthur Andersen LLP as independent public accountants upon the recommendation of the Board's Audit Committee.

During the two most recent fiscal years and the period of January 1, 1998 through December 21, 1998, there were no disagreements with KPMG Peat Marwick LLP on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. KMPG Peat Marwick LLP's report on the Company's financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

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                                 SIGNATURES



   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                          TURBOCHEF TECHNOLOGIES, INC.




                                          By:/s/ Dennis J. Jameson
                                             ---------------------
                                             Dennis J. Jameson
                                             Executive Vice President, Chief
                                             Financial Officer
                                             (Principal Financial Officer)


Dated December 23, 1998

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